SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                Santander BanCorp
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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

[LOGO] Santander
       BanCorp
       -------------------------------------------------------------------------

       207 Ponce de Leon Avenue
       San Juan, Puerto Rico 00918

March 22, 2001

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Santander BanCorp. The meeting will be held on April 26, 2001 at 10:00 a.m. at the Seventh Floor of Santander Tower II located at 221 Ponce de Leon Avenue, San Juan, Puerto Rico. The formal notice and proxy statement for this meeting are attached to this letter.

It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person, if you desire, but returning your proxy card will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

I thank you for your cooperation.

Sincerely,


/s/ Juan Arenado Arsuaga

Juan Arenado Arsuaga
President & Chief Executive Officer

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                          San Juan, Puerto Rico 00918

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Thursday, April 26, 2001

                          ----------------------------

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Santander BanCorp (the "Meeting") for the year 2001 will be held at 10:00 a.m. on Thursday, April 26, 2001, at the Seventh Floor of Santander Tower II located at 221 Ponce de Leon Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:

            To elect three (3) directors for a three-year term;

            To ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants for year 2001;

            To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

      Stockholders of record at the close of business on March 14, 2001 are entitled to notice of and vote at the Meeting.

                                      By Order of the Board of Directors,


                                      /s/ Enrique R. Ubarri Baragano

                                      Enrique R. Ubarri Baragano, Esq.
                                        Secretary

San Juan, Puerto Rico
March 22, 2001.

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                          San Juan, Puerto Rico 00918

                          ----------------------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                     To be held on Thursday, April 26, 2001

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Santander BanCorp (the "Corporation") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Thursday, April 26, 2001, at the Seventh Floor of Santander Tower II located at 221 Ponce de Leon Avenue, San Juan, Puerto Rico and any adjournment thereof. Enclosed with this Proxy Statement is the Annual Report to shareholders, including the consolidated financial statements of the Corporation for the year ended December 31, 2000, duly certified by Arthur Andersen LLP, as independent public accountants. This Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 23, 2001.

      All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the meeting in accordance with stockholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement. The accompanying proxy may be revoked by a stockholder at any time before it is voted, either by delivering a subsequent duly executed proxy or other written notice of revocation to the President or Secretary of the Corporation at its above address or by attending the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, approval of the Corporation's consolidated financial statements, the election of any person as director if any nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgement of the persons voting the proxies.

                             SOLICITATION OF PROXIES

      The Corporation will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting, this Proxy Statement and the proxy card. The Corporation has retained the services of Chase Mellon Shareholders Services, which also acts as the Corporation's Transfer Agent, to assist the Corporation in the solicitation of proxies for this Annual Meeting. The fee to be paid to such proxy solicitation firm should not exceed $4,000, plus reimbursement of all out-of-pocket expenses. Brokerage house and other nominees, fiduciaries and custodians who are holders of record of shares of the Corporation's Common Stock, $2.50 par value per share (the "Common Stock"), will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Corporation for their expenses in connection therewith at customary and reasonable rates. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation.

                VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

      The only outstanding voting securities of the Corporation are shares of its Common Stock, par value $2.50 per share. Each stockholder of record at the close of business on March 14, 2001 is entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof. On that date, excluding shares held as treasury stock, there were 40,631,170 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a simple majority of the shares entitled to vote will constitute quorum for the Annual Meeting. Abstention from voting, which may be specific on all matters except the election of directors, will be considered shares present and entitled to vote on all matters and, accordingly, will have the same effect as a vote against a matter. Broker non-votes are included in the determination of the number of shares present and voting: however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes are not counted as votes for or against a particular proposal.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

      The following tables set forth, as of March 1, 2001, certain information concerning ownership of each class of equity securities of the Corporation by:
(i) each person who is known by the Corporation to own beneficially more than 5% of the equity securities of the Corporation, (ii) each current director individually, (iii) the chief executive officer and the four most highly compensated officers other than the chief executive officer and (iv) all current directors and executive officers of the Corporation as a group. Each of the persons and groups listed below has sole voting (if applicable) and investment power with respect to the securities shown.

Principal Holders of Common Stock

                                                                                 Amount                       Percentage
                                                                              of Beneficial                 of Outstanding
Name of Beneficial Owner or Identity of Group                                   Ownership                  Voting Securities
---------------------------------------------                             ---------------------            ----------------
Banco Santander Central Hispano, S.A..............................              34,174,757(1)                      80.44%
Benito Cantalapiedra..............................................                   8,196                             *
Juan Arenado Arsuaga..............................................                      --                            --
Carmen Ana Culpeper...............................................                     420                             *
Victor Barallat...................................................                      --                            --
Gonzalo de Las Heras..............................................                      --                            --
Jose Juan Ruiz....................................................                      --                            --
Jose Gonzalez de Castejon.........................................                   1,335                             *
Jose Ramon Gonzalez...............................................                   1,100                             *
Richard Reiss Huyke...............................................                   3,166                             *
Roberto H. Valentin...............................................                  27,116                             *
Jorge Charlan.....................................................                     440                             *
Jose A. Camba.....................................................                   1,669                             *
Guillermo Sanz....................................................                      --                            --
Maria Calero......................................................                   7,061                             *
Total Shares owned by Current Directors and
  Current Executive Officers, as a group .........................                  50,558                             *

*     Less than 1%

(1)   Includes shares of common stock owned by its subsidiaries.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its 2000 fiscal year, pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation has no knowledge that any person subject to Section 16(a) has failed to file the required forms.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

                               BOARD OF DIRECTORS

      The Corporation's By-laws give the Board the power to set, by resolution of an absolute majority of the board of directors, the number of directors at no less than five nor more than eleven and always an odd number. The Board has fixed the number of directors at eleven. The Corporation currently has eleven directors. Article Fifth of the Corporation's Articles of Incorporation and of
Section 2 of Article II the Corporation's By-Laws establishes the structure of election of members of the Board of Directors with three classes of directors. It provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified.

      Regular meetings of the Board of Directors are held at least quarterly. Special Board meetings are held when called by or at the request of the Chairman, the President or one third of the directors.

      The term of the following directors expires at the Annual Meeting. The table below contains information regarding the nominees for election as directors.

                                                                                                                        Director
Name                                                                           Occupation                     Age         Since
----                                                                   ---------------------------            ---       --------
                                    CLASS A

Jose Gonzalez de Castejon.........................................     Executive Vice President,              52          2000
                                                                       Chief Financial Officer
                                                                       and Vice Chairman

Richard Reiss Huyke...............................................     Principal Partner                      53          2000
                                                                       Richard Reiss & Associates

Maria Calero......................................................     Executive Vice President               48          2001
                                                                       and Corporate Controller

      The following are directors of the Corporation whose term does not expire at the Annual Meeting. The table contains information of said directors.

                       CLASS B (Terms Expire in One Year)

Benito Cantalapiedra..............................................     Chairman of the Board,                 63          2000

Jose Ramon Gonzalez...............................................     President of Santander                 46          2000
                                                                       Securities Corporation

Roberto H. Valentin...............................................     Private Investor                       60          2000

Jose Juan Ruiz....................................................     Director of Strategy and               42          2000
                                                                       Analysis - Latin America
                                                                       Division, BSCH

                      CLASS C (Terms Expire in Two Years)
Juan Arenado Arsuaga..............................................     President and Chief Executive          56          2000
                                                                       Officer of the Corporation

Victor Barallat...................................................     Director of Financial Resources        43          2000
                                                                       and Business Development -
                                                                       Latin America Division BSCH

Carmen Ana Culpeper...............................................     Private Investor and Consultant        55          2000

Gonzalo de las Heras..............................................     Executive Vice President               60          2000
                                                                       Banco Santander Central Hispano

      There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Corporation by blood, marriage or adoption (excluding those that are more remote than first cousin).

      There are no cumulative voting rights for the election of directors. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy card to vote for the nominees listed thereby. In the event that any nominee becomes unavailable for any reason, which the Board does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board to replace the nominee.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR DIRECTORS NAMED HEREIN. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                                    OFFICERS

      The Corporation's executive officers are appointed by the Board of Directors and hold office at its discretion. Listed below are the Corporation's directors and executive officers, their respective positions and certain biographical information as of March 14, 2001.

                                                                                                                        Director
                                                                                                                         of the
                                                                                                                       Corporation
Director                                                                                                      Age         since:
--------                                                                                                     -----     -----------
Benito Cantalapiedra..............................................     Director and Chairman                  64          2000

Juan Arenado......................................................     Director                               57          2000

Victor Barallat...................................................     Director                               44          2000

Carmen Ana Culpeper...............................................     Director                               55          2000

Jose Gonzalez de Castejon.........................................     Director                               52          2000

Jose Ramon Gonzalez...............................................     Director                               46          2000

Gonzalo de Las Heras..............................................     Director                               61          2000

Richard Reiss Huyke...............................................     Director                               53          2000

Jose Juan Ruiz....................................................     Director                               43          2000

Roberto H. Valentin...............................................     Director                               60          2000

Maria Calero......................................................     Director                               48          2001

                                                                                                                         Officer
                                                                                                                         of the
                                                                                                                       Corporation
Director                                                                                                      Age         since:
--------                                                                                                     -----     -----------
Juan Arenado......................................................     President, Chief Executive
                                                                       Officer and Vice Chairman              57          2000

Jose Gonzalez de Castejon.........................................     Executive Vice President               52          2000
                                                                       and Chief Financial Officer

Maria Calero......................................................     Executive Vice President               48          1999
                                                                       and Corporate Controller

Jose Antonio Camba Fernandez......................................     Executive Vice President -             57          2000
                                                                       Operations

Jorge Charlan.....................................................     Executive Vice President -             38          2000
                                                                       Credit

Guillermo Sanz....................................................     Executive Vice President -             47          2000
                                                                       Commercial Banking

Ramon Sanchez.....................................................     First Senior Vice President -          43          2000
                                                                       Internal Audit Department

Emilio Martino....................................................     First Senior Vice President -          50          2000
                                                                       Credit Administration Department

Nilda Picorelli Lopez.............................................     First Senior Vice President -          59          2000
                                                                       Operations Department

Tomas Torres......................................................     First Senior Vice President -          37          2000
                                                                       Credit Administration Department

Ivonna Pacheco....................................................     First Senior Vice President -          35          2000
                                                                       Human Resources

Enrique R. Ubarri, Esq............................................     Secretary, General Counsel             29          2000
                                                                       and Senior Vice President -
                                                                       Compliance and Legal
                                                                       Department

Directors of the Corporation

      Benito Cantalapiedra has served as Chairman of the Board of Directors of the Corporation since May 2000 and previously served as Chairman of the Board of Directors of the Banco Santander Puerto Rico (the "Bank") from April 1992 to May 2000, and also served as President and CEO of the Bank from 1980 until December 31, 1999, at which date he retired, and has been a Director of the Bank since 1980. Mr. Cantalapiedra has been associated with BSCH since 1955 and has held various managerial and executive positions since 1963. He serves on the Board of Trustees of Carnegie Library in San Juan, Puerto Rico. Mr. Cantalapiedra is a past president of the Puerto Rico Bankers Association.

      Juan Arenado Arsuaga was named President and Chief Executive Officer of the Bank on January 1, 2000, as well as Director of the Bank. Mr. Arenado has served as President, Chief Executive Officer and Director of the Corporation since May 2000. Mr. Arenado has been associated with BSCH since 1961 in various managerial and executive positions. Most recently, he was responsible for commercial banking and overseeing the branch network expansion project in Banco Santander Mexicano, where he was Executive Vice President and member of the Board of Directors.

      Victor G. Barallat Lopez has been a member of the Board of Directors of the Corporation since May, 2000. He has been with BSCH since 1997 and is presently Chairman of Administracion de Bancos Latinoamericanos

Santander, S.L. Administration Council and Director of Financial Resources and Business Development for Latin America. Prior to 1997, he served as Vice President for Chase Manhattan Bank in New York, Madrid and London and was Director of Financial Administration for Corporacion Bancaria de Espana S.A. Mr. Barallat holds a masters degree in Business Administration ("MBA") from the Wharton School of Business and a Mine Engineer degree from the Polytechnic University of Madrid.

      Carmen Ana Culpeper has served as Director of the Corporation since May 2000 and served as Director of the Bank from March 12, 1999 to May 2000. Ms. Culpeper is an independent Director of Centennial Communications Corp. and served from April 1997 to 1999 as President of the Puerto Rico Telephone Company. In 1996 she served as President of Finapri, Inc., an insurance premium financing company, and from 1995 to 1996 served as Senior Vice President of Clark Melvin Securities Corp. She also served from 1992 to 1995 as Senior Vice President and Manager of Donaldson, Lufkin & Jenrette in charge of the Puerto Rico operations including the Puerto Rico Public Finance Office and as President and Chief Executive Officer of the State of New York Mortgage Agency from 1988 to 1992. Ms. Culpeper also served as Puerto Rico's Secretary of the Treasury from 1981 to 1984. Ms. Culpeper holds an MBA from the Wharton School of Business and a Bachelor's degree in business administration from the University of Puerto Rico.

      Jose Gonzalez de Castejon has served as Director of the Corporation since May 2000 and Director of the Bank from February 1989 to December 1994 and from January 1998 to present, and has been the Bank's Executive Vice President and Chief Financial Officer since 1998. Mr. Gonzalez de Castejon served as the Bank's Executive Vice President from 1984 to 1995, when he was transferred to BSCH headquarters in Madrid, Spain as Deputy Global Trade Finance Director. He has been associated with BSCH in various managerial and executive capacities, in Spain and internationally, since 1974. Mr. Gonzalez de Castejon holds a law degree from Universidad de Madrid.

      Jose Ramon Gonzalez has served as Director of the Corporation since 2000. Mr. Gonzalez has been President and Chief Executive Officer of Santander Securities Corporation, a securities broker-dealer, since August 1996. From 1995 to 1996, Mr. Gonzalez was Vice President and Chief Financial Officer of MOVA Pharmaceutical Corporation, a privately-held pharmaceutical manufacturing company based in Caguas, Puerto Rico. Prior to this, Mr. Gonzalez was at Credit Suisse First Boston, a securities broker-dealer, from 1983 to 1986 as a Vice President of Investment Banking, and from 1989 to 1995 as President of the Puerto Rico operations of the firm. From 1986 to 1989, Mr. Gonzalez was President and Chief Executive Officer of the Government Development Bank for Puerto Rico. Mr. Gonzalez is a Vice President of the Securities Industry Association of Puerto Rico. Mr. Gonzalez received a B.A. in Economics from Yale University in 1976, and MBA and Juris Doctor degrees from Harvard University in 1980.

      Gonzalo de Las Heras has served as a Director of the Bank since June 1998 and Director of the Corporation since May 2000. Mr. De Las Heras is Executive Vice President of BSCH, supervising its North American business. Mr. De Las Heras joined BSCH in April 1990. Prior to joining BSCH, Mr. de Las Heras held various positions at J. P. Morgan, most recently as Senior Vice President and Managing Director heading its Latin American division. He served as a Director of First Fidelity Bancorporation until its merger with First Union. Mr. de Las Heras has a law degree from the University of Madrid and as a Del Amo Scholar pursued postgraduate studies in Business Administration and Economics at the University of Southern California. From 1993 to 1997, Mr. de Las Heras served on the New York State Banking Board. Mr. de Las Heras is Chairman of the Institute of International Bankers, a Director of The Spanish Institute, Trustee of Orpheus Chamber Orchestra of New York and Trustee of the New York Public Library.

      Richard Reiss Huyke has been a Director of the Bank since February 1979 and Director of the Corporation since May 2000. Since 1979, Mr. Reiss Huyke has been a Financial and Management consultant specialized in crisis intervention, financial planning, negotiations, valuations and litigation support. In September 2000, Mr. Reiss and a partner created a new company called ARC Power Systems, LLC in Florida and ARC Power Systems PR, Inc. in Puerto Rico, both companies are dedicated to the sale, service and installation of steam and hot water generating equipment. From February 1996 through December 1997, he held the titles of President and CEO of Clear Comm LP., a development-stage company in the wireless communications field. From 1982 to 1984, Mr. Reiss Huyke served as President and CEO of F&JM Carrera, Inc., a liquor and grocery importer and wholesaler, food manufacturer and exporter. Mr. Reiss Huyke was employed by Bacardi Corporation in a number of different capacities including Chief Financial Officer, Chief Operating Officer, Vice President and Director from 1973 to 1979. Mr. Reiss Huyke has served as a member of the Board of Directors and the audit committee of Pepsi Cola Puerto Rico Bottling Company from February 1996 to July 1998.

      Jose Juan Ruiz has been a member of the Board of Directors of the Corporation since May 2000. Mr. Ruiz joined Banco Santander Central Hispano in 1996 and presently serves as Director of Strategy and Analysis for Latin America. Mr. Ruiz has served as Director of Economic and Monetary Studies for Argentaria from 1993 to 1996. Mr. Ruiz held various positions in the Ministry of Economic and Finance in Spain, among them Undersecretary for International Economy and Competition from 1982 to 1993. He has authored various books and is member of the advisory committee of various economic and finance publications; and has been a columnist for various newspapers in Spain.

      Roberto H. Valentin has been a Director of the Corporation since May 2000 and Director of the Bank since April 1992. Mr. Valentin is an industrial engineer, a private investor and has served as Chairman and President of the following firms: Puerto Rico Box Corporation, Eric's Products, Inc., VIE Development Corp, Dianissa Development Corp., RHV Investment Co., Desarrolladora Roosevelt, Inc. and Costa Corcega, S. E. He has served as a member of the Board of Directors of Rio Mar Development and Country Club, Rotary International, Inc., and Rotary Foundation Inc. and as a member of the Board of Trustees of "Universidad del Sagrado Corazon".

      Maria Calero, CPA has served as Director of the Corporation since February 2001. Ms. Calero was named Executive Vice President and Corporate Controller on January 2001 and was appointed Director of the Board of Directors of the Bank on May 2000. From April 1996 to December 2000, Ms. Calero held the position of First Senior Vice President - Compliance and Legal Department. From April 1995 until April 1996, Ms. Calero held the title of Senior Vice President - Compliance Department and since November 1998 has been in charge of the Corporation's Investor Relations. Prior to her employment at the Bank in April 1995, she held the position of Senior Vice President Administration/Finance at Santander National Bank from November 1992 to March 1995, having served previously as a private consultant to those institutions on accounting and regulatory matters. Ms. Calero also worked for Deloitte, Haskins & Sells, San Juan Office from August 1975 to August 1985, as Audit Manager, Savings & Loans Industry, from June 1980 to August 1985. Ms. Calero is a member of the American Institute of Certified Public Accountants, the Puerto Rico Society of Certified Public Accountants, and the Florida Institute of Certified Public Accountants.

Executive Officers of the Corporation (Other than Directors of the Corporation)

      The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

      Jose Antonio Camba Fernandez has been Executive Vice President - Operations of the Bank since 1990. Mr. Camba Fernandez has been associated with Santander Spain in various managerial and executive positions since 1963. Prior to coming to Puerto Rico, he held the positions of Director - General Auditor in Banco Santander Uruguay from 1985 to 1987, and General Manager, Banco Santander Chile and Director of the Banking Association of Chile from 1987 to 1989.

      Jorge Charlan has been Executive Vice President of the Bank since August 1998 and has been associated with BSCH since 1989 in various other capacities. From 1997 up to July 1998, Mr. Charlan was Vice President and Credit Officer responsible for Puerto Rico and other countries at the International Risk Administration Division at BSCH main headquarters in Madrid, Spain. Mr. Charlan has a bachelors degree in Business and Economics from Universidad Pontificia de Comillas in Madrid, an MBA from IESE in Spain and a Doctorate Degree in Statistics from Universidad Pontificia de Comillas in Madrid.

      Guillermo Sanz has been Executive Vice President - Commercial Banking of the Bank since January 2000. Prior to his employment at the Bank, Mr. Sanz served as Managing Director of Santander Global Bank in Florida from 1998 until December 1999. He also held various positions at Argentaria, Banco Exterior de Espana, 1992-1998, at Banco de Madrid (Banesto), 1990-1992 and at Bankinter, 1980-1990.

      Emilio Martino has served as First Senior Vice President - Credit Administration Department of the Bank in charge of the Irregular Assets Unit since 1999. Mr. Martino began working at the Bank in 1991. Prior to his employment with the Bank Mr. Martino served in various positions in The Chase Manhattan Bank, N.A., including Deputy Country Credit Officer from 1986 to 1991.

      Nilda Picorelli Lopez has been First Senior Vice President - Operations Department of the Bank since 1996. From 1990 until 1996, Ms. Picorelli Lopez held the title of Senior Vice President - Operations Department. Prior to her employment at the Bank, she worked for Caguas Central Federal Savings Bank as Assistant Vice President - NOW Accounts Department, Vice President - Branch Administration and Operations from 1980 to 1990. Ms. Picorelli Lopez also worked for The Chase Manhattan Bank from 1961 to 1980 as Director of Operations and Administration of Branches in Puerto Rico.

      Tomas Torres has served as First Senior Vice President - Credit Administration Department of the Bank since 1999. Mr. Torres began at the Bank in April 1995 and was a Vice President and Credit Supervisor from April 1995 to June 1997. Mr. Torres also served as Vice President and Senior Lending Officer of Santander National Bank from May 1993 to April 1995. Mr. Torres also worked for Banco de Ponce in various positions including Commercial Credit Manager and Branch Manager from 1984 to 1990.

      Ramon Sanchez has served as First Senior Vice President - Internal Audit Department of the Bank since June 2000. From 1994 until 2000, Mr. Sanchez worked for BSCH Audit Department and held the title of Senior Auditor for the last two years. During that period he did the Internal Audit Review of several banks of the BSCH Group in Latin America. He graduated Juris Doctor in 1994 from the Universidad de Salamanca and completed his education with practical training in Banco Santander in London, in the Accounting Department and in Banco Santander New York in the Investment Division for Less Developed Countries.

      Ivonna Pacheco has served as First Senior Vice President of the Bank in charge of the Human Resources Department since 2001. Ms. Pacheco began at the Bank in 1990 as Manager of the Total Quality Program, becoming in 1995 Assistant Vice President of the Telephone Banking Department. Prior to her employment at the Bank, Ms. Pacheco served as Organizational Development Consultant for Banco Popular de Puerto Rico. She is a licensed psychologist with a Ph.D in Industrial Organizational Psychology.

      Enrique R. Ubarri, Esq. has served as Senior Vice President - Compliance and Legal Department since October 2000. Mr. Ubarri was formerly with the firm Fiddler Gonzalez & Rodriguez, LLP. Mr. Ubarri has a Bachelors Degree from Boston University, a Juris Doctor degree from the Interamerican University and holds two master degrees in law from Georgetown University Law Center and Boston University. Mr. Ubarri also holds an MBA from Boston College Wallace Carroll Graduate School of Management with a concentration in the management of financial institutions.

      BOARD OF DIRECTORS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation and the Bank held 5 and 15 meetings, respectively, during the year ended December 31, 2000. The Corporation and the Bank have various standing committees as described below, in addition to other management committees. Mr. Jose Juan Ruiz attended fewer than 75% of the aggregate of the meetings of the Board of Directors of the Corporation held during year 2000 on which he served during the year.

      The Corporation's Board of Directors has one standing committee, the Audit Committee. The Bank's Board of Directors has two outstanding committees: (i) the Credit Committee; and (ii) the Trust Committee. There is no standing Nominating Committee. For the election of directors, the full Board of Directors in its meeting exercised its power to nominate directors. Information regarding the Audit, Credit, and Trust Committee follows:

Audit Committee

      The Audit Committee is a committee of the Corporation and serves also as the audit committee for the Bank. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation and the Bank, and compliance with applicable laws and regulations. The Committee meets with the Corporation's and the Bank's independent accountants to approve the scope of the audit, review their report on the examination of the Corporation's and the Bank's financial statements and other reports, and their comments on the system of internal controls. Also, the Committee oversees the internal audit function, including approval of the internal audit plan and reports prepared by the Internal Audit Department on their examinations of the operating and business units and other special examinations.

      The members of the Audit Committee are Ms. Carmen Ana Culpeper and Mr. Richard Reiss and Mr. Roberto Valentin. Mr. Ramon Sanchez, First Senior Vice President and Internal Audit Director of the Corporation, presents audit reports to the Committee. The Audit Committee met 16 times during the year ended December 31, 2000. None of the members of the committee are officers or employees of the Corporation or the Bank.

Credit Committee

      The Board of Directors of the Bank, through the implementation of the Bank's Loan Policy, has established various management credit committees to monitor and review the bank's lending function. These committees review, evaluate, approve, or reject loan applications in accordance with the lending authority specified hereinafter: a) Small Loan Credit Committee approves loans up to $100,000; b) Regional Credit Committee approves loans up to $1,250,000; c) Credit Administration Committee approves loans up to $3,500,000; d) Management Credit Committee approves secured loans up to $15,000,000, unsecured loans up to $7,000,000 and loans secured by personal guaranty up to $5,000,000; e) Board of Directors' Credit Committee must approve secured loans in excess of $15,000,000, unsecured loans in excess of $7,000,000 and loans secured by personal guaranty in excess of $5,000,000.

      Lending authority includes any and all extensions of credit for the total outstanding debt to the Bank from the borrower, co-signers, and related interests. The credit facilities approval process excludes residential loan mortgage balances and consumer loans. Loan approval requires unanimous consent and each committee meets at least twice a week.

      All applications for loans to principal shareholders, Directors, Officers, and their related interests, must be submitted for review and approval to the Board of Directors and, if approved, must be made on the same terms and conditions as for any other Bank customer.

      The members of the Board's Credit Committee are Messrs. Richard Reiss, Pablo Pardo and Roberto Valentin. Mr. Tomas Torres is Senior Vice President and Risk Director of the Bank and also attends meetings of the Committee. The Credit Committee met 24 times during the year ended December 31, 2000.

Trust Committee

      The Trust Committee reviews and approves the activities of the Bank's Trust Department. The Trust Committee also reviews internal controls and audit reports of trust operations. The members of the Trust Committee are Messrs. Richard Reiss, Roberto Valentin, and Pablo Pardo. Mr. Luis Carlos Fernandez Trinchet, Senior Vice President and Executive Trust Officer and Mr. Hector Jusino, Quality Controller Officer of the Trust Department also attend meetings of the Trust Committee. The Trust Committee met 13 times during the year ended December 31, 2000.

                     COMPENSATION OF DIRECTORS AND OFFICERS

Compensation of Directors

      During fiscal year 2000, directors received a fee of $1,000 for each Board of Directors meeting attended, $1,000 for each Credit Committee meeting attended, and $1,000 for each Audit Committee Meeting and for each Trust Committee meeting attended and a quarterly allowance of $1,000. Only directors who are not officers of the Corporation or BSCH receive fees for attendance at Board of Directors meetings or committee meetings.

Indemnification of Directors

      At the previous Annual Meeting of Stockholders of the Corporation held May 1, 2000, the Board of Directors of the Corporation expressly authorized the Corporation to enter into indemnification agreements with Directors of the Corporation in order to indemnify them in their capacity as directors of the Corporation in accordance with Article 4.08 of the General Corporations Law of Puerto Rico. Under said section the Corporation is authorized to indemnify each director of the Corporation for amounts paid in expenses, judgments, fines and settlements in connection with any action arising from his position as Director of the Corporation if such Director acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation under Article 4.08 of the General Corporations Law of Puerto Rico may indemnify each Director of the Corporation for the expenses incurred in defending against liability arising from action taken in respect of his position if such actions were taken in good faith and in a manner reasonably believed to be in or not opposed to the Corporation's best interest and may advance to any Director the costs associated with any such action upon receipt of an undertaking by or on behalf of the Director to repay such amount if it is ultimately determined such Director is not entitled to indemnification from the Corporation.

Compensation of Executive Officers

      Pension Plan

      The Bank has a qualified defined benefit retirement plan that provides all eligible employees (including executive officers) with retirement benefits (the "Retirement Plan"). Employees of the Corporation benefit from the Retirement Plan. Corporation employees are eligible to participate in the Retirement Plan after attaining 21 years of age and completing one year of service. A participant will receive a year of credited service for each plan year in which he or she is credited with 1,000 or more hours of service. The compensation basis used for plan formula is basic monthly earnings and is subject to the limitations under U.S. Internal Code (the "Code"). The normal retirement age under the plan is 65 years of age; early retirement age is at 55 years of age and 15 years of service. At early retirement, benefits are subject to actuarial reduction. The Retirement Plan complies with the Employees Retirement Income Security Act of 1974 (ERISA) and pension costs are funded according to ERISA's minimum funding standards. Former employees of Banco Central Hispano - Puerto Rico ("BCH") which are now employed by the Bank participate in the Bank Retirement Plan effective January 1, 1997. Benefits accrued for years of service with BCH are provided through BCH Pension Plan up to November 30, 1996. In fiscal year 1999 and 2000, the total contribution to the Retirement Plan by the Bank amounted to $1,043,000 and $805,141 respectively.

      Executives of the Bank that receive compensation from BSCH do not participate in the Retirement Plan.

                               PENSION PLAN TABLE

      The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based upon certain assumptions as to annual basic salary levels and years of service. The amount payable in this table are not necessarily representative of amounts that may actually become payable under the Retirement Plan. The amounts represent the benefits upon retirement on December 31, 2000, of a participant at age 65.

                                                                              Years of Service
                                           ----------------------------------------------------------------------------------------
Annual Basic Salary                             10                 15                20                 25                 30
-------------------                        -------------      -------------     -------------      -------------      -------------
$400,000..............................       $18,443.57         $27,665.35         $36,887.13         $46,108.91         $55,330.70

 300,000..............................        18,443.57          27,665.35          36,887.13          46,108.91          55,330.70

 200,000..............................        18,443.57          27,665.35          36,887.13          46,108.91          55,330.70

 100,000..............................        10,943.57          16,415.36          21,887.14          27,358.93          32,830.71

      No executive officer of the five highest paid key policy making Executive Officers benefit from the Retirement Plan.

      The basis for the Retirement Plan formula is annual basic salary received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other payments received by participants.

      Employees Savings Plan

      The Bank has a Defined Contribution Savings Plan (the "Savings Plan") pursuant to section 1165 (e) of the Puerto Rico Internal Revenue Code (the "Puerto Rico Code"), which is similar to section 401-K of the Code. Employees of the Corporation benefit from the Savings Plan. The Plan complies with ERISA and is qualified under the Puerto Rico Code. Bank employees are eligible to participate in the Savings Plan after completing six (6) months of service and there is no minimum age requirement to participate. Participating employees may contribute from 1% to 10% of the annual compensation or $8,000, which ever is lower. Bank contributions to the Savings Plan are discretionary. The Bank contributions to the Savings Plan during fiscal year 2000 amounted to $527,643.

      Performance Bonus Plan

      At the beginning of each calendar year, the President of the Bank meets with each executive officer to discuss and determine such executive officer's goals for the upcoming fiscal year. By the year's end, the President evaluates to what extent each executive officer has achieved the previously established goals. Once this determination is made, and taking into consideration any special project assigned to the executive officer and the overall performance of the Bank, a performance bonus for the year is established and approved by the Board of Directors, either in an aggregate amount or by specific executive officer.

      Key Executive Plan

      This is a special program implemented in 1990 to secure the services of certain key officers. The design follows the established parameters of a BOLI Program or Bank Owned Life Insurance Plan, also known in the past as a Keyman plan. This is a non-qualified plan and it is exempt from ERISA regulations.

      The Bank has acquired life insurance policies with an accumulated cash value feature for thirteen officers (including two executive officers). The Bank is the owner and beneficiary of the policy proceeds at all times. If the employee terminates its employment with the Bank, the policy is redeemed for the accumulated cash values. In the event of death of the participant, the Bank receives full payment of insurance coverage and pays the benefit agreed to the beneficiaries. The balance will compensate the Bank for the loss of the executive and for the recuperation of premiums paid. The benefit is paid in ten years drawing one tenth form the cash value in order to maintain the life insurance policy active and to recuperate premiums paid. The accumulated cash values are reflected in the Bank's balance sheet as part of its assets. The executive officers that benefit from this Keyman Plan are Messrs. Jose Gonzalez de Castejon and Emilio Martino.

      The total future premium payments is $1,424,372 on a declining balance of annual premium payments. The annual premium for 2000 was $252,006. The prospective premium for 2001 is $167,700. The annual payments for the remaining years decline as participants fulfill the total premium costs to maintain the cash values.

      The Board of Directors identifies potential participants and submits a proposal to the Bank's parent. Benefit for each participant is determined by the value of the officer's key contributions to the overall business strategy of the Bank and the employment market availability of the specialty of the candidate. At no time will benefits exceed four times annual salary.

      Annual Compensation

      The following table sets forth the annual compensation for the Bank's Chief Executive Officer and the Bank's four other most highly compensated executive officers for the years ended December 31, 1997, 1998 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                  Annual Compensation
                                                    ---------------------------------------------
                                                      Salary            Bonus            Other        All Other
                                          Year          (1)              (2)              (3)       Compensation          Total
                                         ------     -----------      -----------      -----------  --------------    --------------
Juan Arenado..........................     2000       $472,633         $450,000               --        $197,794(4)      $1,120,427
  President & CEO                          1999             --               --               --              --                --
                                           1998             --               --               --              --                 --

Jose Gonzalez de Castejon.............     2000       $251,286         $108,600               --        $185,885(5)      $  545,771
  Executive Vice President                 1999       $231,358         $113,324               --        $173,933(5)      $  531,939
  & CFO                                    1998       $235,982         $ 92,115               --        $133,114(5)      $  498,025

Jorge Charlan.........................     2000       $193,215         $ 92,500               --        $147,826(6)      $  433,541
  Executive Vice President                 1999       $163,529         $ 91,653               --        $112,878(6)      $  368,060
                                           1998       $ 94,263(9)      $ 70,806               --        $ 41,565(6)      $  206,634

Jose A. Camba.........................     2000       $252,271         $111,600               --        $154,943(7)      $  518,814
  Executive Vice President                 1999       $252,148         $111,102               --        $166,576(7)      $  529,826
                                           1998       $242,390         $105,356               --        $202,019(7)      $  549,765

Guillermo Sanz........................     2000       $180,000(10)     $ 95,000               --        $ 71,110(8)      $  346,541
  Executive Vice President                 1999             --               --               --              --                 --
                                           1998             --               --               --              --                 --

Long Term Compensation -- NONE

All Other Compensations -- NONE

----------
(1) Historically, Banco Santander Central Hispano, S.A. has contributed approximately 25% to 30% of the salaries of the following expatriate officers, Messrs. Arenado, Gonzalez de Castejon, Charlan and Camba. These payments from Banco Santander Central Hispano, S.A. are made in Spanish pesetas and converted to U.S. dollars.

(2) Includes performance bonus and Christmas bonus earned during the respective years.

(3) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of any named officer.

(4) Includes $99,365 of personal income tax reimbursed and $96,000 of house rent.

(5)   Includes $103,953 in 2000, $90,210 in 1999 and $56,223 in 1998 of personal income tax reimbursed and $56,100 in 2000, $55,200 in 1999 and $50,600 in 1998 of house rent.

(6) Includes $64,435 in 2000 and $30,951 in 1999 of personal income tax reimbursed and $65,200 in 2000, $64,200 in 1999 and $31,200 in 1998 of
      house rent.

(7)   Includes $76,210 in 2000, $105,498 in 1999 and $140,866 in 1998 of
      personal income tax reimbursed and $54,000 in 2000, 1999 and 1998 each year of house rent.

(8) Includes $49,500 of house rent and $21,610 of personal income tax reimbursed.

(9)   Mr. Charlan joined the Bank as an officer on August 1998.

(10)  Mr. Sanz joined the Bank as an officer on January 2000.

             Directors and Executive Officers Incentive Compensation

      The Bank is in the process of revising its incentive compensation policy for executive officers, to include specific performance measurements which should align more closely the interests of management with those of the shareholders such as a return on equity benchmark.

        REPORT OF THE BANK'S BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

      The Bank's Board of Directors evaluates the compensation policy for the Chairman of the Board, President and CEO, and Executive Officers of the Corporation and of the Bank. The Board of Directors of the Bank as a whole considers among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Bank's long-term performance. Management is kept appraised of such competitive pay practices by independent consultants who conduct periodical analysis of executive compensation of a peer group of financial institutions similar in size and scope. The group used by the Board of Directors for comparison purposes is reviewed in light of industry developments, and significant mergers/acquisitions, to ensure that it consistent with the Bank's size and focus. The Peer Group currently consists of regional banking organizations with a retail banking emphasis.

The President & Chief Executive Officer

      On an annual basis the President submits to the Bank's Board of Directors a plan setting forth both quantitative and intangible goals applicable to each year and long-term goals. Evaluations are made against the goals set forth in the plan. During 2000 Mr. Arenado's base salary was $472,633.

      The Board of Directors evaluates the President's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature and the weight assigned to each factor determining compensation adjustments cannot be quantified.

Executive Officers

      The group of Executive Officers is composed of a President and CEO, eight Executive Vice Presidents, five First Senior Vice Presidents and the General Counsel. The President and CEO recommends to the Board of Directors of the Bank, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

      The salary increase program allows discretionary salary increases based on individual performance. It provides the President and CEO the opportunity to recognize changes in individual responsibilities and performance levels.

                        TRANSACTIONS WITH RELATED PARTIES

      Various affiliates of the Corporation purchase certain technical assistance from the Bank. Fees related to such technical assistance amounted to $2.3 million and $1.8 million for the years ended December 31, 1999 and 2000, respectively. Furthermore, in the ordinary course of business, the Bank extends loans to officers and directors of the Corporation and their related parties that do not involve more than the normal risk of collectibility. The Bank's management believes that each of these transactions, as well as the transactions described below, is consummated on normal business terms (including interest rates and collateral, with respect to loans) not less beneficial to the Bank than terms that would have been offered to or by unaffiliated third parties in similar circumstances.

      From time to time, in the normal course of business, the Bank enters into certain transactions with affiliates for the leasing of real estate. For such rents, the Bank pays and/or receives fees similar to those prevailing in the market. Currently, the Bank leases four floors of the Torre Santander building to Santander Securities Corporation of Puerto Rico. The total rent paid during 2000 by Santander Securities to the Bank in connection with this lease was $0.6 million. Santander Securities is a wholly-owned subsidiary of BSCH and an affiliate of the Bank.

      Manuel Correa Calzada, Esq., was a director of the Corporation during fiscal year 2000. He is a partner in Inversiones Cocoher, a special partnership. During fiscal year 2000, Inversiones Cocoher rented office space to the Bank and its subsidiary Santander Mortgage in the amount of $0.9 million. Mr. Correa Calzada is a member of the law firm Correa, Collazo, Herrero, Jimenez & Fortuno which provides legal services to the Bank and Santander Mortgage. Mr. Correa Calzada's law firm received fees in the amount of $0.9 million for legal services performed during the year ended December 31, 2000.

      From time to time, the Bank sells certain non-performing loans to Crefisa, an affiliate of the Bank, at net book value for disposition purposes.

      Historically, BSCH has contributed approximately 25% to 30% of the salaries of certain expatriate officers, including the Bank's President and Chief Executive Officer and six of the Bank's Executive Vice Presidents.

      BSCH and its affiliates had an aggregate of $517.2 million on deposit with the Bank as of December 31, 2000.

         THE BANK'S REORGANIZATION INTO A BANK HOLDING COMPANY STRUCTURE

      In 1998 Grupo Santander commenced a program to reorganize and streamline its operations in Puerto Rico. The reorganization resulted in the reorganization of Banco Santander Puerto Rico into a bank holding company structure which allows the Corporation, the newly created bank holding company, to take advantage of recent changes in U.S. federal banking laws.

      On December 14, 1999, a Special Meeting of the common shareholders of the Bank was held where the shareholders of the Bank approved a proposal to reorganize the Bank into the bank holding company form of ownership. On that meeting an Agreement and Plan of Merger by which the Bank became a subsidiary of a newly formed bank holding company called Santander BanCorp, and every outstanding share of common stock of the Bank was converted into one share of common stock of Santander BanCorp was approved.

      After the reorganization, the former holders of the outstanding common stock of the Bank (who did not exercise their dissenters' rights) became the holders of all of the shares of outstanding common stock of the Corporation. The Corporation now owns all of the outstanding shares of common stock of the Bank. Thus, because the Corporation will hold all of the issued and outstanding voting stock of the Bank, the Bank is described as a "wholly-owned" subsidiary of the Corporation following the reorganization. The reorganization became effective on May 2nd, 2000.

                         THE CORPORATION'S COMMON STOCK

                             [PLOT POINTS TO COME]

SBP -- Santander BanCorp
SMBKRG -- S & P Small Regional Banks Index
PRSI -- Puerto Rico Stock Index

      The graph represents $100 invested on January 1, 2000 at $ 14.03 per share as adjusted for the 10% stock dividend distributed in February 2000. The Board of Directors of the Corporation acknowledge that the market price of the Common Stock is influenced by many factors and the Bank's performance is only one of those. The stock price shown in the graph is not necessarily indicative of future performance.

                  PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors intends to retain the services of Arthur Andersen LLP as the independent accountants of the Corporation for the year 2001. Arthur Andersen LLP has served as independent auditors of the Bank since 1985, when it was appointed by the Board of Directors.

      During the year ended December 31, 2000, the Corporation retained its principal auditors, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit fees

Arthur Andersen LLP billed the Corporation an aggregate of $609,700 in fees for professional services rendered in connection with the audit of the Corporation's consolidated financial statements for the year ended December 31, 2000 and the review of the consolidated financial statements included in each of the Corporation's Quarterly Report on Form 10-Q during the year ended December 31, 2000.

Financial Information System Design and Implementation

Arthur Andersen LLP billed the Corporation an aggregate of $46,722 in fees for professional services provided to the Corporation and its subsidiaries for the year ended December 31, 2000 in connection with the evaluation of financial information systems.

All Other Fees

Arthur Andersen LLP billed the Company an aggregate of $138,870 in fees for other services rendered to the Corporation and its subsidiaries for the year ended December 31, 2000, primarily related to the following:

      Employee benefit plan audits..................................     $57,200

      Tax compliance and consulting, and ...........................     $53,900

      Evaluation of the effects of FASB 133
        and certain statutory audits ...............................     $27,770

      Representatives of Arthur Andersen LLP will attend the Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

            PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS

      Stockholders' proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Santander BanCorp, 207 Ponce de Leon Avenue, San Juan, Puerto Rico, 00918, not later than November 24, 2001 for inclusion in the Corporation s Proxy Statement and Form of Proxy relating to the 2002 Annual Meeting of Stockholders.

                         ANNUAL REPORT AND OTHER MATTERS

      Enclosed with this Proxy Statement is the Corporation's Annual Report to Shareholders including the consolidated financial statements of the Corporation for the year ended December 31, 2000, duly certified by Arthur Andersen LLP as independent public accountants of the Corporation. Such Annual Report to shareholders is not a part of these proxy solicitation materials.

      You may request a copy of the Report on Form 10-K filed with the SEC by calling 787-250-2590 or writing to Maria Calero, Executive Vice President, Santander BanCorp. PO Box 362589, San Juan, PR 00936-2589.

      To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one recordholder, all should sign.

      Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card.

San Juan, Puerto Rico, March 22, 2001.        By Order of the Board of Directors


                                              /s/ Enrique R. Ubarri Baragano

                                              Enrique R. Ubarri Baragano, Esq.
                                                  Secretary

Please mark your votes as indicated in this example |X|

1. To elect three (3) directors for a three-year term, ending on April 2004

                VOTE                    VOTE             VOTE GRANTED,
               GRANTED                WITHHELD           except to the
               FOR all                FOR all              following
              nominees                nominees              nominees

                |_|                     |_|                   |_|

Nominees: Maria Calero Padron, Jose Gonzalez de Castejon, Richard Reiss Huyke

(Insert in the space provided below the names of those nominees for whom you do not wish to vote.)

--------------------------------------------------------------------------------

2. To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for fiscal year 2001.

         FOR                       AGAINST                     ABSTAIN

         |_|                         |_|                         |_|

3. AT THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND 2. Please refer to instructions hereon.

      By checking the box to the right, I consent to future access of the    |_|
      Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that Santander BanCorp (the "Company") may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor
      Services LLC., Ridgefield park, NJ 07660, and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

      PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN UNITED STATES, PUERTO RICO OR U.S. VIRGIN ISLANDS.

Signature ___________________   Signature __________________    Date ___________

Please sign exactly as your name appears hereon. When shares are held by joint tenants or by tenants in common, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the president or other authorized officer should sign under the full corporate name and the position of such authorized officer should appear below the signature. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

           You can now access your Santander BanCorp account online.

Access your Sanfander BanCorp stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC agent for Santander BanCorp, now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

o     View account status               o     View payment history for dividends
o     View certificate history          o     Make address changes
o     View book-entry information       o     Obtain a duplicate 1099 tax form
                                        o     Establish/change your PIN

             Visit us on the web at http://www.mellon-investor.com
                 and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN

You must first establish a Persona Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect(SM) is currently only available for domestic individual and joint accounts.

o     SSN
o     PIN
o     Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

o     SSN
o     PIN
o     Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account intormation. Click on the appropriate button to view or initiate transactions.

o     Certificate History
o     Book-Entry Information
o     Issue Certificate
o     Payment History
o     Address Change
o     Duplicate 1099

              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time

                                SANTANDER BANCORP
          This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Roberto Valentin and Mr. Jose Ramon Gonzalez as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Santander BanCorp held on record by the undersigned on March 14, 2001, at the Annual Meeting of Shareholders to be held at the Santander Tower II, Seventh Floor, located at 221 Ponce de Leon Avenue, San Juan, Puerto Rico, on April 26, 2001, at 10:00 a.m. or at any adjournments thereof, as follows:

                         (Continued on the reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 ANNUAL MEETING
                                       OF
                                SANTANDER BANCORP

                  -------------------------------------------

                            Thursday, April 26, 2001

                                   10:00 a.m.

                              San Juan, Puerto Rico

                                 [MAP OMITTED]

               (Parking available at Banco Santander Puerto Rico
                   207 Ponce de Leon Avenue, San Juan, P.R.)